Exhibit 99.2

STATISTICAL SUPPLEMENT

FIRST QUARTER 2012

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Business Description	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-6
Commercial Lines	7-8
Personal Lines	9-10
Chaucer	11-12
Investments
Net Investment Income and Yields	13
Investment Portfolio	14
Credit Quality and Duration of Fixed Maturities	15
Top 10 Corporate and Municipal Fixed Maturity Holdings	16
Reconciliation of Segment Income to Net Income	17
Other Information
Non-GAAP Financial Measures	18
Corporate Information	19
Market and Dividend Information	19
Financial Strength and Debt Ratings	19

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

Information contained in this document includes the results of Chaucer from the acquisition date of July 1, 2011 onward.

Prior periods were restated for the effect of the Company’s adoption of the new Deferred Acquisition Cost (“DAC”) methodology on the Balance Sheet and Income Statement.

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk, war, and satellite business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation and refuellers and products.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

OTHER PROPERTY AND CASUALTY

Other Property and Casualty segment consists of Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and voluntary pools business which is in run-off.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except earnings per share)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
PREMIUMS
Gross premiums written	$833.3	$894.6	$1,198.3	$1,133.0	$1,287.8
Net premiums written	749.9	815.4	1,051.0	977.1	1,016.8
Net premiums earned	761.7	770.5	1,018.6	1,047.8	1,035.6
EARNINGS
Segment income (loss) before interest and taxes	$49.8	(47.3)	(8.2)	$77.5	$85.7
Segment income (loss) after taxes	25.9	(38.4)	(18.8)	45.5	46.0
Income (loss) from continuing operations	27.9	(32.8)	(10.0)	46.4	50.7
Net income (loss)	29.3	(32.2)	(10.0)	49.6	49.7
PER SHARE DATA (DILUTED) (1)
Segment income (loss) after taxes	$0.56	(0.85)	(0.41)	$1.00	$1.01
Income (loss) from continuing operations	0.61	(0.72)	(0.22)	1.02	1.11
Net income (loss)	0.64	(0.71)	(0.22)	1.09	1.09

Weighted average shares outstanding (1)	46.0	45.4	45.3	45.3	45.5

BALANCE SHEET

(In millions, except per share data)	March 31 2011	June 30 2011	September 30 2011	December 31 2011	March 31 2012
Total assets	$8,491.8	$8,957.8	$12,658.4	$12,598.6	$12,913.4
Total loss and loss adjustment expense reserves	3,315.4	3,406.4	5,722.0	5,760.3	5,827.3
Total shareholders’ equity	2,465.6	2,461.5	2,428.8	2,484.0	2,579.0

U.S. Property and Casualty Companies
Statutory surplus	$1,776.6	$1,658.6	$1,538.5	$1,582.8	$1,681.1
Premium to surplus ratio	1.73:1	1.86:1	2.02:1	2.00:1	1.92:1

Book value per share	$54.55	$54.44	$54.40	$55.67	$57.65
Book value per share, excluding net unrealized investment gains and losses, net of tax	$51.54	$50.60	$51.06	$51.58	$52.32
Tangible book value per share (total book value excluding goodwill and intangibles)	$49.11	$49.05	$46.61	$48.29	$50.31
Shares outstanding	45.2	45.2	44.6	44.6	44.7

Total debt/equity	22.8%	34.9%	37.1%	36.7%	35.6%
Total debt/total capital	18.5%	25.8%	27.1%	26.8%	26.3%

(1)	Weighted average shares outstanding and per diluted share amounts in the second and third quarters of 2011 exclude common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended March 31
(In millions)	2012	2011	% Change
REVENUES
Premiums earned	$1,035.6	$761.7	36.0
Net investment income	68.8	60.4	13.9
Total net realized investment gains	3.1	3.3	(6.1)
Fees and other income	14.3	8.4	70.2

Total revenues	1,121.8	833.8	34.5

LOSSES AND EXPENSES
Losses and loss adjustment expenses	661.4	511.0	29.4
Policy acquisition expenses	228.1	162.5	40.4
Interest expense	16.2	10.4	55.8
Other operating expenses	145.3	112.4	29.3

Total losses and expenses	1,051.0	796.3	32.0

Income from continuing operations before income taxes	70.8	37.5	88.8
Income tax expense	20.1	9.6	109.4

Income from continuing operations	50.7	27.9	81.7

Discontinued operations	(1.0)	1.4	N/M

Net income	$49.7	$29.3	69.6

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2012	December 31 2011	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,141.2 and $6,008.7)	$6,470.6	$6,284.7	3.0
Equity securities, at fair value (cost of $315.5 and $239.9)	334.1	246.4	35.6
Other investments	212.8	190.2	11.9

Total investments	7,017.5	6,721.3	4.4

Cash and cash equivalents	628.3	820.4	(23.4)
Accrued investment income	71.2	71.8	(0.8)
Premiums and accounts receivable, net	1,223.9	1,168.1	4.8
Reinsurance recoverable on paid and unpaid losses, benefits and unearned premiums	2,431.8	2,262.2	7.5
Deferred policy acquisition costs	468.0	458.6	2.0
Deferred income taxes	265.8	274.0	(3.0)
Goodwill	184.4	185.5	(0.6)
Other assets	496.0	515.5	(3.8)
Assets of discontinued operations	126.5	121.2	4.4

Total assets	$12,913.4	$12,598.6	2.5

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$5,827.3	$5,760.3	1.2
Unearned premiums	2,363.4	2,292.1	3.1
Expenses and taxes payable	613.8	642.9	(4.5)
Reinsurance premiums payable	484.1	378.9	27.8
Debt	918.1	911.1	0.8
Liabilities of discontinued operations	127.7	129.3	(1.2)

Total liabilities	10,334.4	10,114.6	2.2

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,780.1	1,784.8	(0.3)
Accumulated other comprehensive income	265.1	210.4	26.0
Retained earnings	1,248.8	1,211.3	3.1
Treasury stock at cost (15.8 and 15.9 million shares)	(715.6)	(723.1)	(1.0)

Total shareholders’ equity	2,579.0	2,484.0	3.8

Total liabilities and shareholders’ equity	$12,913.4	$12,598.6	2.5

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended March 31

	2012					2011
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other P&C	Total P&C	Commercial Lines	Personal Lines	Other P&C	Total P&C
Gross premiums written	$532.6	$373.2	$381.7	$0.3	$1,287.8	$466.8	$366.5	$—	$833.3

Net premiums written	$468.9	$347.4	$200.2	$0.3	$1,016.8	$408.5	$341.4	$—	$749.9

Net premiums earned	$434.9	$363.3	$237.0	$0.4	$1,035.6	$400.8	$360.9	$—	$761.7
Losses and LAE:
Current accident year, excluding catastrophe losses	256.3	229.9	151.6	0.2	638.0	244.1	245.6	0.1	489.8
Prior year (favorable) unfavorable reserve development	0.5	3.8	(21.7)	0.2	(17.2)	(14.3)	(14.1)	(0.1)	(28.5)
Catastrophe losses	11.1	23.0	6.5	—	40.6	27.5	22.2	—	49.7

Total losses and LAE	267.9	256.7	136.4	0.4	661.4	257.3	253.7	—	511.0
Policy acquisition and other underwriting expenses	169.5	102.4	85.9	0.4	358.2	159.5	100.8	(0.1)	260.2

GAAP underwriting profit (loss)	(2.5)	4.2	14.7	(0.4)	16.0	(16.0)	6.4	0.1	(9.5)
Net investment income	35.7	21.6	9.4	2.1	68.8	33.6	22.7	4.1	60.4
Other income	5.1	3.5	5.3	2.0	15.9	4.9	3.1	1.7	9.7
Other operating expenses	(4.4)	(1.8)	(3.9)	(4.9)	(15.0)	(4.3)	(1.9)	(4.6)	(10.8)

Segment income (loss) before income taxes	$33.9	$27.5	$25.5	$(1.2)	$85.7	$18.2	$30.3	$1.3	$49.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.9%	63.4%	64.1%	N/M	61.7%	60.9%	68.0%	N/M	64.2%
Prior year (favorable) unfavorable reserve development	0.1%	1.0%	(9.2)%	N/M	(1.7)%	(3.6)%	(3.9)%	N/M	(3.7)%
Catastrophe losses	2.6%	6.3%	2.7%	N/M	3.9%	6.9%	6.2%	N/M	6.5%

Total loss and LAE ratio	61.6%	70.7%	57.6%	N/M	63.9%	64.2%	70.3%	N/M	67.0%
Expense ratio	38.7%	27.3%	36.2%	N/M	34.2%	39.5%	27.2%	N/M	33.7%

Combined ratio	100.3%	98.0%	93.8%	N/M	98.1%	103.7%	97.5%	N/M	100.7%

Change in policies in force	18.2%	(1.5)%				16.4%	(3.9)%
Retention	84.6%	81.0%				83.5%	79.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Gross premiums written	$833.3	$894.6	$1,198.3	$1,133.0	$1,287.8

Net premiums written	$749.9	$815.4	$1,051.0	$977.1	$1,016.8

Net premiums earned	$761.7	$770.5	$1,018.6	1,047.8	$1,035.6
Losses and LAE:
Current accident year, excluding catastrophe losses	489.8	476.1	664.1	662.5	638.0
Prior year (favorable) unfavorable reserve development	(28.5)	(15.3)	(28.8)	(30.7)	(17.2)
Catastrophe losses	49.7	156.7	99.6	55.6	40.6

Total losses and LAE	511.0	617.5	734.9	687.4	661.4
Policy acquisition and other underwriting expenses	260.2	260.1	357.8	353.7	358.2

GAAP underwriting profit (loss)	$(9.5)	$(107.1)	$(74.1)	$6.7	$16.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	64.2%	61.8%	65.2%	63.2%	61.7%
Prior year (favorable) unfavorable reserve development	(3.7)%	(2.0)%	(2.8)%	(2.9)%	(1.7)%
Catastrophe losses	6.5%	20.3%	9.8%	5.3%	3.9%

Total loss and LAE ratio	67.0%	80.1%	72.2%	65.6%	63.9%
Expense ratio	33.7%	33.3%	34.7%	33.4%	34.2%

Combined ratio	100.7%	113.4%	106.9%	99.0%	98.1%

Combined ratio, excluding catastrophe losses	94.2%	93.1%	97.1%	93.7%	94.2%

Current accident year combined ratio, excluding catastrophe losses	97.9%	95.1%	99.9%	96.6%	95.9%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended March 31

	2012					2011
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$148.0	$70.7	$55.0	$195.2	$468.9	$137.2	$62.0	$45.8	$163.5	$408.5

Net premiums earned	$141.9	$64.5	$45.9	$182.6	$434.9	$139.9	$61.3	$41.8	$157.8	$400.8
Losses and LAE:
Current accident year, excluding catastrophe losses	76.8	42.1	34.5	102.9	256.3	89.5	39.0	31.5	84.1	244.1
Prior year (favorable) unfavorable reserve development	(5.9)	3.5	(1.2)	4.1	0.5	(5.6)	(0.3)	(3.7)	(4.7)	(14.3)
Catastrophe losses	9.7	0.5	—	0.9	11.1	21.6	0.2	—	5.7	27.5

Total losses and LAE	80.6	46.1	33.3	107.9	267.9	105.5	38.9	27.8	85.1	257.3
Policy acquisition and other underwriting expenses					169.5					159.5

GAAP underwriting loss					(2.5)					(16.0)
Net investment income					35.7					33.6
Other income					5.1					4.9
Other operating expenses					(4.4)					(4.3)

Segment income before income taxes					$33.9					$18.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	54.2%	65.2%	75.2%	56.4%	58.9%	64.0%	63.6%	75.4%	53.4%	60.9%
Prior year (favorable) unfavorable reserve development	(4.2)%	5.4%	(2.6)%	2.2%	0.1%	(4.0)%	(0.5)%	(8.9)%	(3.0)%	(3.6)%
Catastrophe losses	6.8%	0.8%	N/M	0.5%	2.6%	15.4%	0.3%	N/M	3.6%	6.9%

Total loss and LAE ratio	56.8%	71.4%	72.6%	59.1%	61.6%	75.4%	63.4%	66.5%	54.0%	64.2%
Expense ratio					38.7%					39.5%

Combined ratio					100.3%					103.7%

Change in policies in force	5.6%	16.1%	30.5%	28.5%	18.2%	16.9%	18.1%	37.0%	10.3%	16.4%
Retention	86.1%	84.5%	80.0%	N/M	84.6%	85.0%	82.0%	81.8%	N/M	83.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

(In millions, except percentage data)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Gross premiums written	$466.8	$494.6	$501.3	$475.3	$532.6

Net premiums written	$408.5	$440.5	$438.4	$415.7	$468.9

Net premiums earned	$400.8	$408.5	$410.1	$422.3	$434.9
Losses and LAE:
Current accident year, excluding catastrophe losses	244.1	240.7	270.7	249.3	256.3
Prior year (favorable) unfavorable reserve development	(14.3)	(9.3)	(3.6)	(7.5)	0.5
Catastrophe losses	27.5	77.1	39.8	4.0	11.1

Total losses and LAE	257.3	308.5	306.9	245.8	267.9
Policy acquisition and other underwriting expenses	159.5	160.1	160.3	166.3	169.5

GAAP underwriting profit (loss)	$(16.0)	$(60.1)	$(57.1)	$10.2	$(2.5)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.9%	58.9%	66.1%	59.1%	58.9%
Prior year (favorable) unfavorable reserve development	(3.6)%	(2.3)%	(0.9)%	(1.8)%	0.1%
Catastrophe losses	6.9%	18.9%	9.7%	0.9%	2.6%

Total loss and LAE ratio	64.2%	75.5%	74.9%	58.2%	61.6%
Expense ratio	39.5%	39.0%	38.8%	39.2%	38.7%

Combined ratio	103.7%	114.5%	113.7%	97.4%	100.3%

Combined ratio, excluding catastrophe losses	96.8%	95.6%	104.0%	96.5%	97.7%

Current accident year combined ratio, excluding catastrophe losses	100.4%	97.9%	104.9%	98.3%	97.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended March 31

	2012				2011
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$233.1	$105.0	$9.3	$347.4	$231.1	$101.2	$9.1	$341.4

Net premiums earned	$225.7	$126.8	$10.8	$363.3	$228.9	$121.5	$10.5	$360.9
Losses and LAE:
Current accident year, excluding catastrophe losses	163.9	60.6	5.4	229.9	170.2	72.4	3.0	245.6
Prior year (favorable) unfavorable reserve development	3.5	0.3	—	3.8	(11.9)	(2.6)	0.4	(14.1)
Catastrophe losses	2.4	20.0	0.6	23.0	—	21.9	0.3	22.2

Total losses and LAE	169.8	80.9	6.0	256.7	158.3	91.7	3.7	253.7
Policy acquisition and other underwriting expenses				102.4				100.8

GAAP underwriting profit				4.2				6.4
Net investment income				21.6				22.7
Other income				3.5				3.1
Other operating expenses				(1.8)				(1.9)

Segment income before income taxes				$27.5				$30.3

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	72.5%	47.7%	50.0%	63.4%	74.4%	59.6%	28.5%	68.0%
Prior year (favorable) unfavorable reserve development	1.6%	0.2%	N/M	1.0%	(5.2)%	(2.1)%	3.8%	(3.9)%
Catastrophe losses	1.1%	15.8%	5.6%	6.3%	N/M	18.0%	2.9%	6.2%

Total loss and LAE ratio	75.2%	63.7%	55.6%	70.7%	69.2%	75.5%	35.2%	70.3%
Expense ratio				27.3%				27.2%

Combined ratio				98.0%				97.5%

Change in policies in force	(2.3)%	(0.2)%	(6.5)%	(1.5)%	(6.7)%	(0.6)%	(6.9)%	(3.9)%
Retention	79.1%	82.4%	N/M	81.0%	77.1%	80.6%	N/M	79.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

(In millions, except percentage data)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Gross premiums written	$366.5	$399.7	$415.1	$380.0	$373.2

Net premiums written	$341.4	$374.6	$390.3	$354.9	$347.4

Net premiums earned	$360.9	$361.9	$363.7	$364.0	$363.3
Losses and LAE:
Current accident year, excluding catastrophe losses	245.6	235.3	253.3	254.0	229.9
Prior year (favorable) unfavorable reserve development	(14.1)	(5.9)	(8.5)	(4.5)	3.8
Catastrophe losses	22.2	79.6	46.2	15.7	23.0

Total losses and LAE	253.7	309.0	291.0	265.2	256.7
Policy acquisition and other underwriting expenses	100.8	99.9	101.8	101.7	102.4

GAAP underwriting profit (loss)	$6.4	$(47.0)	$(29.1)	$(2.9)	$4.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	68.0%	65.0%	69.6%	69.7%	63.4%
Prior year (favorable) unfavorable reserve development	(3.9)%	(1.6)%	(2.3)%	(1.2)%	1.0%
Catastrophe losses	6.2%	22.0%	12.7%	4.3%	6.3%

Total loss and LAE ratio	70.3%	85.4%	80.0%	72.8%	70.7%
Expense ratio	27.2%	26.8%	27.1%	27.1%	27.3%

Combined ratio	97.5%	112.2%	107.1%	99.9%	98.0%

Combined ratio, excluding catastrophe losses	91.3%	90.2%	94.4%	95.6%	91.7%

Current accident year combined ratio, excluding catastrophe losses	95.2%	91.8%	96.7%	96.8%	90.7%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended March 31

	2012
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$87.7	$99.5	$71.3	$66.6	$56.6	$381.7

Net premiums written	$29.6	$58.5	$23.3	$45.5	$43.3	$200.2

Net premiums earned	$46.7	$54.2	$39.4	$61.5	$35.2	$237.0
Losses and LAE:
Current accident year, excluding catastrophe losses						151.6
Prior year favorable reserve development						(21.7)
Catastrophe losses						6.5

Total losses and LAE						136.4
Policy acquisition and other underwriting expenses						85.9

GAAP underwriting profit						14.7
Net investment income						9.4
Other income						5.3
Other operating expenses						(3.9)

Segment income before income taxes						$25.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						64.1%
Prior year favorable reserve development						(9.2)%
Catastrophe losses						2.7%

Total loss and LAE ratio						57.6%
Expense ratio						36.2%

Combined ratio						93.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

(In millions, except percentage data)	Q3 2011	Q4 2011	Q1 2012
Gross premiums written	$281.9	$277.7	$381.7

Net premiums written	$222.3	$206.5	$200.2

Net premiums earned	$244.8	$261.5	$237.0
Losses and LAE:
Current accident year, excluding catastrophe losses	140.0	159.2	151.6
Prior year favorable reserve development	(16.6)	(18.9)	(21.7)
Catastrophe losses	13.6	35.9	6.5

Total losses and LAE	137.0	176.2	136.4
Policy acquisition and other underwriting expenses	95.7	85.5	85.9

GAAP underwriting profit (loss)	$12.1	$(0.2)	$14.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	57.2%	60.9%	64.1%
Prior year favorable reserve development	(6.8)%	(7.2)%	(9.2)%
Catastrophe losses	5.6%	13.7%	2.7%

Total loss and LAE ratio	56.0%	67.4%	57.6%
Expense ratio	39.1%	32.7%	36.2%

Combined ratio	95.1%	100.1%	93.8%

Combined ratio, excluding catastrophe losses	89.5%	86.4%	91.1%

Current accident year combined ratio, excluding catastrophe losses	96.3%	93.6%	100.3%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

(In millions, except yields)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012

Net Investment Income

Fixed maturities	$60.6	$60.3	$66.1	$67.3	$65.9
Equity securities	1.3	1.4	1.5	2.6	3.4
Other investments	0.5	1.0	2.3	1.0	2.0
Investment expenses	(2.0)	(1.7)	(2.1)	(1.9)	(2.5)

Total	$60.4	$61.0	$67.8	$69.0	$68.8

Pre-tax Yields

Fixed maturities	5.28%	5.35%	4.49%	4.48%	4.38%
Total	4.97%	5.09%	3.96%	3.92%	3.90%

Pre-tax yields are calculated as annualized investment income divided by the average of investment balances at the end of each month during the period. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

The increase in net investment income and decline in pre-tax yields beginning in Q3 2011 is primarily due to the acquisition of Chaucer.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

March 31, 2012

(in millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain	Change in Net Unrealized During Q1 2012

Fixed Maturities:
U.S. Treasury and government agencies	AAA	$224.4	$231.0	3.0%	$6.6	$(1.0)
Foreign government	AAA	273.3	273.8	3.6%	0.5	0.6
Municipals:
Taxable	AA	786.2	853.3	11.2%	67.1	8.7
Tax exempt	AA-	147.1	151.7	2.0%	4.6	(0.5)
Corporate:
NAIC 1	A+	1,768.0	1,857.6	24.3%	89.6	22.4
NAIC 2	BBB	1,265.3	1,359.8	17.8%	94.5	15.1
NAIC 3 and below	B+	312.6	328.2	4.3%	15.6	4.8

Total corporate	BBB+	3,345.9	3,545.6	46.4%	199.7	42.3

Asset backed:
Residential mortgage backed	AA	778.1	811.4	10.6%	33.3	0.8
Commercial mortgage backed	AA+	373.1	387.4	5.0%	14.3	2.8
Asset backed	AA+	213.1	216.4	2.8%	3.3	(0.3)

Total fixed maturities	A+	6,141.2	6,470.6	84.6%	329.4	53.4
Equity securities		315.5	334.1	4.4%	18.6	12.1

Total fixed maturities and equity securities		6,456.7	6,804.7	89.0%	348.0	65.5
Cash and cash equivalents		628.3	628.3	8.2%	—	—
Other investments		209.9	212.8	2.8%	2.9	—

Total		$7,294.9	$7,645.8	100.0%	$350.9	$65.5

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

March 31, 2012

(In millions)

CREDIT QUALITY OF FIXED MATURITIES
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value
1	Aaa/Aa/A	$4,425.3	$4,641.8	71.7%
2	Baa	1,372.0	1,470.2	22.7%
3	Ba	144.2	154.3	2.4%
4	B	129.4	134.0	2.1%
5	Caa and lower	58.6	58.3	0.9%
6	In or near default	11.7	12.0	0.2%

Total fixed maturities		$6,141.2	$6,470.6	100.0%

DURATION OF FIXED MATURITIES
	Amortized Cost	Fair Value	% of Total Fair Value
0-2 years	$1,828.1	$1,874.0	28.9%
2-4 years	1,590.8	1,670.3	25.8%
4-6 years	1,315.2	1,416.1	21.9%
6-8 years	885.6	949.6	14.7%
8-10 years	376.7	406.0	6.3%
10+ years	144.8	154.6	2.4%

Total fixed maturities	$6,141.2	$6,470.6	100.0%

Weighted Average Duration	3.97

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

March 31, 2012

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Royal Bank of Scotland: (1)
Term deposits (2)	$165.1	$165.8	2.17%	A
Notes	10.6	10.6	0.14%	A
Lloyds TSB Bank: (3)
Term deposits (2)	84.2	84.7	1.11%	A
Notes	7.1	7.0	0.09%	A
Santander US:
Term deposits (4)	33.5	33.5	0.44%	A+
Notes	4.3	4.4	0.05%	A+
GE Capital	35.0	36.7	0.48%	AA+
Rabobank	33.2	33.5	0.44%	AA
HSBC Bank	29.4	29.7	0.39%	A+
JP Morgan	27.5	28.2	0.37%	A
American Express	25.5	27.4	0.36%	BBB+
Wells Fargo	25.2	27.2	0.35%	A+
Metlife	22.6	23.8	0.31%	AA-

Top 10 Corporate and Municipal Fixed	$503.2	$512.5	6.70%

(1)	UK government owns 83% of bank equity
(2)	Weighted average duration is approximately 2 years
(3)	UK government owns 40% of bank equity
(4)	Matured in April 2012

THE HANOVER INSURANCE GROUP

RECONCILIATION OF SEGMENT INCOME TO NET INCOME

	Three Months ended March 31
	2012		2011
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)
SEGMENT INCOME
Commercial Lines	$33.9		$18.2
Personal Lines	27.5		30.3
Chaucer	25.5		—
Other Property and Casualty	(1.2)		1.3

Total	85.7		49.8

Interest expense on debt	(16.2)		(10.4)

Segment income before income taxes	69.5	$1.53	39.4	$0.85

Income tax expense on segment income	(23.5)	(0.52)	(13.5)	(0.29)

Segment income after income taxes	46.0	1.01	25.9	0.56

Net realized investment gains	3.1	0.07	3.3	0.07
Loss from retirement of debt	—	—	(2.5)	(0.05)
Costs related to acquired businesses	(1.5)	(0.03)	(2.7)	(0.06)
Net foreign exchange losses	(0.3)	(0.01)	—	—
Income tax benefit on non-segment income	3.4	0.07	3.9	0.09

Income from continuing operations	50.7	1.11	27.9	0.61

Discontinued operations, net of taxes	(1.0)	(0.02)	1.4	0.03

NET INCOME	$49.7	$1.09	$29.3	$0.64

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors’ with additional information regarding management’s evaluation of our results of operations and financial performance. These metrics include segment income before interest expense and taxes, total segment income after taxes, total segment income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of segment income and loss ratios excluding catastrophe losses and reserve development. After-tax segment income EPS (sometimes referred to as “after-tax segment income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Segment income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Segment income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Segment income before interest expense and taxes is the sum of the segment income from: Commercial Lines, Personal Lines, Chaucer, and Other Property and Casualty. The Hanover believes that measures of segment income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of segment income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of segment income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Segment income before and after interest expense and taxes and measures of segment income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to segment income before interest expense and taxes and income from continuing operations per share to segment income after taxes per share for the three months ended March 31, 2012 and 2011 is set forth on page 17 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

Chaucer Holdings PLC

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2012
	Price Range		Dividends
	High	Low	Per Share
March 31	$41.52	$34.27	$0.300

Quarter Ended	2011
	Price Range		Dividends
	High	Low	Per Share
March 31	$48.82	$45.08	$0.275
June 30	$46.15	$36.18	$0.275
September 30	$37.97	$31.22	$0.275
December 31	$39.23	$33.26	$0.300

INDUSTRY RATINGS AS OF APRIL 30, 2012

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3

Citizens Insurance Company of America	A	A-	-

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3

The Hanover Insurance Group, Inc. Junior Subordinated Debentures	bb+	BB-	Ba1

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com